UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1 to Current Report

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2006 (January 3, 2006)

FIRST STATE BANCORPORATION

(Exact Name of Registrant as Specified in Charter)

New Mexico	001-12487	85-0366665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Jefferson NE

Albuquerque, New Mexico 87109

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) (505) 241-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously reported, on January 3, 2006 and January 10, 2006, First State Bancorporation (“First State”) completed its acquisitions of Access Anytime Bancorp, Inc. (“Access”), and New Mexico Financial Corporation (“NMFC”). The purpose of this report is to provide the required financial statements and pro forma financial information related to the acquisition of Access. The pro forma financial information for NMFC is not required but is included for informational purposes.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired

Audited Consolidated Financial Statements of Access as of December 31, 2004 and for the years ended December 31, 2004, 2003, and 2002 were previously reported in Access’s Annual Report on Form 10-KSB for the year ended December 31, 2004, SEC File No. 000-28894, which was filed with the SEC on March 2, 2005, and are incorporated by reference herein.

Unaudited Consolidated Condensed Financial Statements of Access as of September 30, 2005 and for the three and nine month periods ended September 30, 2005 and 2004 were previously reported in Access’s Quarterly Report on Form 10-QSB for the nine months ended September 30, 2005, SEC File No. 000-28894 which was filed with the SEC on November 10, 2005, and are incorporated by reference herein.

(b) Pro Forma Financial Information

The following pro forma financial information with respect to the acquisitions described in Item 2.01 is attached hereto as exhibit 99.1

First State’s Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2005

First State’s Unaudited Combined Condensed Statement of Operations for the Nine Months Ended September 30, 2005

First State’s Unaudited Combined Condensed Statement of Operations for the Year Ended December 31, 2004

Notes to the Unaudited Pro Forma Combined Condensed Financial Information

(c) Exhibits.

Exhibit Number	Description
Exhibit 23.1	Consent of KPMG LLP

Exhibit 99.1	Unaudited Pro Forma Combined Condensed Financial Statements as of September 30, 2005 and for the nine months ended September 30, 2005 and the year ended December 31, 2004

Exhibit 99.2	Press Release dated January 3, 2006, incorporated by reference herein (filed as Exhibit 99.1 to First State’s Current Report on Form 8-K filed on January 4, 2006, SEC File No. 001-12487)

Exhibit 99.3	Press release dated January 10, 2006, incorporated by reference herein (filed as Exhibit 99.1 to First State’s Current Report on Form 8-K filed on January 11, 2006, SEC File No. 001-12487)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST STATE BANCORPORATION

Date: March 15, 2006

	By:	/s/ Christopher C. Spencer
Christopher C. Spencer
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23.1	Consent of KPMG LLP

Exhibit 99.1	Unaudited Pro Forma Combined Condensed Financial Statements as of September 30, 2005 and for the nine months ended September 30, 2005 and year ended December 31, 2004

Exhibit 99.2	Press Release dated January 3, 2006, incorporated by reference herein (filed as Exhibit 99.1 to First State’s Current Report on Form 8-K filed on January 4, 2006, SEC File No. 001-12487)

Exhibit 99.3	Press release dated January 10, 2006, incorporated by reference herein (filed as Exhibit 99.1 to First State’s Current Report on Form 8-K filed on January 11, 2006, SEC File No. 001-12487)